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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of KUHLMAN CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint ROBERT S. JEPSON, JR., CURTIS G. ANDERSON, VERNON J. NAGEL, AND RICHARD A. WALKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of up to 3,000,000 shares of common stock of the Company, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 24th day of April, 1997.

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
          /s/                  ROBERT S. JEPSON, JR.                        /s/                    GARY G. DILLON
                    ROBERT S. JEPSON, JR.,                                             GARY G. DILLON,
                  CHAIRMAN OF THE BOARD AND                                                DIRECTOR
              CHIEF EXECUTIVE OFFICER (PRINCIPAL
               EXECUTIVE OFFICER) AND DIRECTOR

            /s/                    VERNON J. NAGEL                        /s/             ALEXANDER W. DREYFOOS, JR.
                       VERNON J. NAGEL,                                          ALEXANDER W. DREYFOOS, JR.,
             EXECUTIVE VICE PRESIDENT OF FINANCE,                                          DIRECTOR
            CHIEF FINANCIAL OFFICER AND TREASURER
         (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)

           /s/                  CURTIS G. ANDERSON                        /s/                WILLIAM M. KEARNS, JR.
                     CURTIS G. ANDERSON,                                           WILLIAM M. KEARNS, JR.,
                  PRESIDENT, CHIEF OPERATING                                               DIRECTOR
                     OFFICER AND DIRECTOR

            /s/                   WILLIAM E. BURCH                        /s/                 GEORGE J. MICHEL, JR.
                      WILLIAM E. BURCH,                                             GEORGE J. MICHEL, JR.,
                           DIRECTOR                                                        DIRECTOR

             /s/                      STEVE CENKO                         /s/          GENERAL H. NORMAN SCHWARZKOPF
                         STEVE CENKO,                                           GENERAL H. NORMAN SCHWARZKOPF,
                           DIRECTOR                                                        DIRECTOR
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